FCPT Announces Third Quarter 2021 Financial and Operating Results MILL VALLEY, CA – October 26, 2021 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and nine months ended September 30, 2021. Management Comments “We are very pleased with our investment pace in the quarter with over $107 million of acquired properties, and a strong pipeline heading into the fourth quarter,” said CEO Bill Lenehan. “We acquired net-lease properties with great brands and fundamentals. Consistent with the first half of the year, over half of the properties were in non-restaurant categories including the targeted verticals of medical retail and auto services. The portfolio continues to perform well with 99.8% collections in the third quarter, and the balance sheet benefits from low leverage and no near-term maturities.” Rent Collection Update As of September 30, 2021, the Company has received rent payments representing 99.8% of its portfolio contractual base rent for the quarter ending September 30, 2021. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the third quarter increased 12.3% over the prior year to $43.7 million. Rental revenue consisted of $42.2 million in cash rents and $1.4 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $21.2 million for the third quarter, or $0.28 per diluted share. These results compare to net income attributable to common shareholders of $19.3 million for the same quarter in the prior year, or $0.27 per diluted share. • Net income attributable to common shareholders was $61.9 million for the nine months ended September 30, 2021, or $0.81 per diluted share. These results compare to net income attributed to common shareholders of $57.1 million for the same nine-month period in 2020, or $0.81 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the third quarter was $0.39, representing a $0.01 per share increase compared to the same quarter in 2020. • NAREIT-defined FFO per diluted share for the nine months ended September 30, 2021 was $1.14, representing a $0.03 per share increase compared to the same nine-month period in 2020. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the third quarter was $0.39, representing a $0.02 per share increase compared to the same quarter in 2020. • AFFO per diluted share for the nine months ended September 30, 2021 was $1.15, representing a $0.08 per share increase compared to the same nine-month period in 2020.

General and Administrative (G&A) Expense • G&A expense for the third quarter was $4.3 million, which included $0.8 million of stock-based compensation. These results compare to G&A expense in the third quarter of 2020 of $3.7 million, including $0.9 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the nine months ended September 30, 2021 was $10.4 million, representing 8.4% of cash rental income for the quarter, compared to 8.1% in the same nine-month period in 2020. Dividends • FCPT declared a dividend of $0.3175 per common share for the third quarter of 2021. Portfolio Activities Acquisitions • During the third quarter of 2021, FCPT acquired 53 properties for a combined purchase price of $107.4 million at an initial weighted average cash yield of 6.4% and a weighted average remaining lease term of 10.3 years. Liquidity and Capital Markets Capital Raising • During the third quarter, FCPT issued 1,000,193 shares of common stock via its At-The-Market (ATM) stock program at a weighted average offering price of $27.67 for gross proceeds of $27.7 million. Liquidity • At September 30, 2021, FCPT had approximately $204.8 million of available liquidity including $7.8 million of cash and cash equivalents and $197.0 million of undrawn credit line capacity. Credit Facility and Unsecured Notes • At September 30, 2021, FCPT had $903 million of outstanding debt, consisting of $400 million of term loans and $450 million of unsecured fixed rate notes and $53 million outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.8x at quarter-end. Real Estate Portfolio • As of September 30, 2021, the Company’s rental portfolio consisted of 886 properties located in 46 states. The properties are 99.8% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 9.6 years.

Conference Call Information Company management will host a conference call and audio webcast on Wednesday, October 27 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 844 200 6205 (domestic) or 1 929 526 1599 (international), Call Access Code: 050726. Live webcast: https://events.q4inc.com/attendee/855955293 In order to pre-register for the call, investors can visit https://www.incommglobalevents.com/registration/q4inc/8962/fcpt-third-quarter-2021-financial-results- conference-call/ and enter in their contact information. Replay: Available through January 27, 2022 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 151051. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Third Quarter 2021 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2021 2020 2021 2020 Revenues: Rental revenue 43,673$ 38,871$ 127,350$ 114,631$ Restaurant revenue 7,033 4,097 19,374 11,696 Total revenues 50,706 42,968 146,724 126,327 Operating expenses: General and administrative 4,262 3,741 13,490 11,303 Depreciation and amortization 8,831 7,523 25,455 21,670 Property expenses 1,453 838 3,657 2,539 Restaurant expenses 6,546 3,987 17,994 11,799 Total operating expenses 21,092 16,089 60,596 47,311 Interest expense (8,311) (7,410) (24,328) (21,732) Other income, net 2 2 10 168 Realized gain on sale, net - - 431 - Income tax expense (97) (67) (231) (192) Net income 21,208 19,404 62,010 57,260 Net income attributable to noncontrolling interest (44) (55) (129) (180) Net Income Attributable to Common Shareholders 21,164$ 19,349$ 61,881$ 57,080$ Basic net income per share 0.28$ 0.27$ 0.81$ 0.81$ Diluted net income per share 0.28$ 0.27$ 0.81$ 0.81$ Regular dividends declared per share 0.3175$ 0.3050$ 0.9525$ 0.9150$ Weighted-average shares outstanding: Basic 76,250,614 71,009,154 76,094,133 70,430,037 Diluted 76,360,526 71,230,481 76,222,167 70,658,500 Three Months Ended September 30, Nine Months Ended September 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) September 30, 2021 (unaudited) December 31, 2020 Real estate investments: Land 926,628$ 827,502$ Buildings, equipment and improvements 1,410,635 1,327,641 Total real estate investments 2,337,263 2,155,143 Less: Accumulated depreciation (675,827) (657,621) Total real estate investments, net 1,661,436 1,497,522 Intangible lease assets, net 101,072 96,291 Total real estate investments and intangible lease assets, net 1,762,508 1,593,813 Real estate held for sale - 2,763 Cash and cash equivalents 7,809 11,064 Straight-line rent adjustment 53,589 47,938 Derivative assets 2,994 762 Other assets 11,210 11,839 Total Assets 1,838,110$ 1,668,179$ Liabilities: Long-term debt ($903,000 and $760,000 principal, respectively) 894,154$ 753,878$ Dividends payable 24,508 24,058 Rent received in advance 10,729 11,926 Derivative liabilities 11,565 18,717 Other liabilities 20,101 15,099 Total liabilities 961,057 823,678 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 77,245,726 and 75,874,966 shares issued and outstanding, respectively 8 8 Additional paid-in capital 873,174 840,455 Accumulated other comprehensive (loss) income (14,052) (25,695) Noncontrolling interest 2,215 3,061 Retained earnings 15,708 26,672 Total equity 877,053 844,501 Total Liabilities and Equity 1,838,110$ 1,668,179$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2021 2020 2021 2020 Funds from operations (FFO): Net income 21,208$ 19,404$ 62,010$ 57,260$ Depreciation and amortization 8,797 7,503 25,378 21,615 Realized gain on sales of real estate - - (431) - FFO (as defined by NAREIT) 30,005$ 26,907$ 86,957$ 78,875$ Straight-line rental revenue (1,979) (2,248) (5,775) (6,519) Recognized rental revenue abated (1) - (196) - (1,568) Stock-based compensation 844 868 3,092 2,496 Non-cash amortization of deferred financing costs 468 543 1,901 1,589 Other non-cash interest income (expense) - 1 - (1) Non-real estate investment depreciation 34 20 77 55 Other non-cash revenue adjustments 536 412 1,590 799 Adjusted Funds from Operations (AFFO) 29,908$ 26,307$ 87,842$ 75,726$ Fully diluted shares outstanding (2) 76,519,431 71,434,873 76,381,395 70,879,855 FFO per diluted share 0.39$ 0.38$ 1.14$ 1.11$ AFFO per diluted share 0.39$ 0.37$ 1.15$ 1.07$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest. (1) Amount represents base rent that the Company believed it would abate as a result of lease amendments. GAAP requires revenue recognition for the abated rent in the current period. For the second and third quarters of 2020, this amount was recorded in rental revenue and accounts receivable. When the related amendments were signed, the accounts receivable balance equal to the abated rental payment was recognized as a lease incentive and amortized as a reduction to rental revenue over the future lease term. Three Months Ended September 30, Nine Months Ended September 30,